Exhibit 10.1

THIRD AMENDMENT TO LOAN AGREEMENT

THIS THIRD AMENDMENT TO LOAN AGREEMENT (this “Third Amendment”) is made effective as of June 15, 2012, by and between IRET PROPERTIES, A NORTH DAKOTA LIMITED PARTNERSHIP, a North Dakota limited partnership (the “Borrower”), and FIRST INTERNATIONAL BANK & TRUST, a North Dakota state bank (the “Lender”).

RECITALS

A. Borrower and Lender are parties to that certain Loan Agreement, dated August 12, 2010 (as amended, the “Loan Agreement”), providing for a revolving credit facility from the Lender to the Borrower (the “Loan”), which is evidenced by that certain Revolving Promissory Note, dated August 12, 2010, payable to the Lender in the amount of the Loan (the “Note”).

B. Borrower and Lender entered into that First Amendment to Loan Agreement, dated August 25, 2011 and that Second Amendment to Loan Agreement, dated November 8, 2011, by which the parties modified certain terms and conditions of the Loan Agreement.

C. Borrower and Lender wish to amend the Loan Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and their mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.  Unless the context clearly requires otherwise, capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement.  The term “Revolving Interest Rate” as used in the Loan Agreement and defined in Section 1.01 therein is hereby deleted in its entirety and restated as follows:

“Revolving Interest Rate” – The annual rate of interest that shall at all times be equal to the Prime Rate plus one and one quarter percent (1.25%).  The Revolving Interest Rate shall change on the effective date of any change in the Prime Rate.  Except as otherwise provided herein, the Revolving Interest Rate will never be less than 5.15% per annum and will never be greater than 8.65% per annum.  Notwithstanding the foregoing, from and after the occurrence of any Default or Event of Default and continuing thereafter until such Default or Event of Default shall be remedied to the written satisfaction of the Lender, the Revolving Interest Rate shall, at the election of the Lender, be that rate of interest that would otherwise be then in effect plus four percent (4.0%) per annum.  The Lender may lend to its customers at rates that are at, above, or below the Revolving Interest Rate.

3. Conditions Precedent.  This Third Amendment shall be subject to the condition precedent that the Lender shall have received the following, each satisfactory to the Lender in form and substance:

(a) This Third Amendment, duly executed by the Borrower;

(b) Satisfactory evidence that all corporate and other proceedings that are necessary in connection with this Third Amendment have been taken to the Lender’s and its counsel’s reasonable satisfaction;

(c) Such other information and documents as may reasonably be required by the Lender and its counsel in connection with this Third Amendment; and

(d) Payment of all of Lender’s fees and costs associated with this Third Amendment.

4. No Other Amendments Intended.  Except as specifically provided herein, no other amendment of the Loan Documents is intended and all other terms and conditions of the Loan Documents shall remain in full force and effect and shall not be modified or released in any way by this Third Amendment.  Borrower hereby ratifies and reaffirms all of Borrower’s obligations under the Loan Documents as amended hereby.

5. No Impairment of Lien.  Any and all collateral described in the Mortgages and the transactions contemplated thereunder and thereby shall remain subject to the lien, charge or encumbrance of such Mortgages, and nothing in this Third Amendment shall affect the lien of any of the Mortgages or other Loan Documents on such collateral or the priority of such liens over any other liens, charges, encumbrances or conveyances, nor release or change the liability of any party who may now be or after the date of this Third Amendment, become liable, primarily or secondarily, under the Loan Documents.  Borrower agrees to execute any instruments Lender reasonably determines to be necessary to maintain a perfected security interest in any of such collateral.

6. Representations and Warranties of Borrower.

(a) Qualification of Undersigned.  The undersigned officer of Borrower is duly qualified and acting in such official capacity on behalf of Borrower, is familiar with the facts herein represented and warranted, and is duly authorized to represent and warrant the same and make this Third Amendment.

(b) Representations and Warranties in Loan Documents.  The representations and warranties of the Borrower contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date first written above (as if such representations and warranties were made effective as of the date first written above).

(c) Organizational Documents.  The Organizational Documents constitute all of the organizational documents of Borrower and are in full force and effect and have not been amended or modified.

(d) Power to Perform.  Borrower has the power, under the Organizational Documents, to enter into this Third Amendment and to perform the obligations required to be performed by Borrower under the terms of this Third Amendment.

(e) Due Authorization.  The execution, delivery and performance by Borrower of this Third Amendment has been duly authorized by all necessary action on the part of Borrower.  This Third Amendment has been duly executed and delivered on behalf of Borrower and, assuming the due execution and delivery of this Third Amendment by the Lender, constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally.  No registration with, or consent or approval of, or notice to, or other action by: (i) any trustee or holder of any indebtedness or obligation of Borrower; or (ii) any other person for the execution, delivery and performance of this Third Amendment by Borrower is required or, if required, such registration has been made, such consent, approval or notice given, or such other appropriate action taken.

(f) No Defenses.  Borrower hereby represents and warrants that: (i) as of the date hereof, it has no defenses or rights of setoff against the enforcement by the Lender of its obligations under the Loan Documents; and (ii) no events have occurred which, with the giving of notice or passage of time, or both, would entitle it to any such defenses or rights of setoff.

(g) Financial Information.  The financial statements heretofore delivered to Lender in connection with the Loan Documents, including this Third Amendment, are true and correct in all material respects and fairly present the financial condition of the subjects thereof, and there have been no material adverse changes in the condition or prospects, financial or otherwise, of the subjects thereof since the dates of such financial statements.

(g) Lender Not in Default.  Lender is not in default under the Loan Documents or any instrument executed in connection with the Loan Documents, and no condition exists which, with the giving of notice or lapse of time, or both, would constitute a default by Lender thereunder.  Any default or purported default of Lender in connection with the Loan Documents arising prior to the execution of this Third Amendment, whether known or unknown, is waived by Borrower.

7. Release.  In consideration of the covenants of this Third Amendment, Borrower hereby releases and discharges Lender, and each of its predecessors, successors and assigns, and each and all of its or their directors, officers, employees, attorneys, accountants, consultants, and other agents, of and from any and all claims, causes of action, obligations, costs, damages, judgments, and liabilities, of whatever kind or nature, in law, equity or otherwise, whether known or unknown, which it may have had or now has, in connection with the Loan to and including the date of this Third Amendment.  This release shall be binding upon the Borrower and its subsidiary and affiliated entities and all trustees and receivers.  Borrower acknowledges that it has entered into the foregoing release freely and voluntarily upon its own information and investigation and after consultation with legal counsel of its own choosing.  The foregoing release shall operate as a full and complete release between and among the parties notwithstanding the discovery of any different or additional facts.

8. Expenses.  Borrower agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses incurred by Lender in connection with the Loan, the Loan Documents and this Third Amendment including, but not limited to, legal expenses and attorneys’ fees sustained by Lender in connection with the preparation of this Third Amendment, the administration of the Loan or the exercise of any right or remedy available to Lender under the Loan Documents as amended hereby (whether or not suit is commenced) or otherwise at law or in equity.

(Signature pages follow.)

BORROWER’S SIGNATURE PAGE
TO
THIRD AMENDMENT TO LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their duly authorized representatives as of the day and year first set forth above.

BORROWER:

IRET PROPERTIES, A NORTH DAKOTA LIMITED PARTNERSHIP, a North Dakota limited partnership

BY: ITS GENERAL PARTNER:

IRET, INC., a North Dakota corporation

By: /s/ Michael A. Bosh
Name: Michael A. Bosh Its: Senior Vice President and Assistant Secretary

LENDER’S SIGNATURE PAGE
TO
THIRD AMENDMENT TO LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their duly authorized representatives as of the day and year first set forth above.

LENDER:

FIRST INTERNATIONAL BANK & TRUST, a North Dakota state bank

By: /s/ Stacey J. Diehl
Stacey J. Diehl, Senior Vice President